Exhibit 99.2

November 12 , 2026 Nasdaq: NUAI Third Quarter 2026 Business Update

Industry and Market Data In this Presentation, New Era Energy & Digital, Inc, ("New Era" or the "Company) relies on and refers to certain information and statistics regarding the markets and industries in which the Company competes . S uch information and statistics are based on the Company’s management’s estimates and/or obtained from third - party sources, including reports by market research firms and company filings. While the Company believes such third - party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated informat ion. The Company has not independently verified the accuracy or completeness of the information provided by the third - party sources. The Company expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the propert y o f their respective owners, and the Company’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, so me of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but the Company will assert, to the fullest extent under applicabl e l aw, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Forward - Looking Statements This Presentation contains “forward - looking statements.” Forward - looking statements reflect the current view about future events . When used in this presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions, as they relate to us or our management, id ent ify forward - looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital reso urc es outlook. Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward - looking statements relate to the fu ture, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward - looking statements. Th ey are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward - looking statements. Important factors that could c ause actual results to differ materially from those in the forward - looking statements include, without limitation: our ability to construct, develop, lease and maintain our flagship project; our ability to reali ze the anticipated benefits of the power purchase agreement; our ability to access adequate project financing, commercial borrowings and debt and equity capital markets to fund our significant anticipated capital expenditures ; t he ability to obtain and maintain credit support to secure contractual obligations on commercially reasonable terms or at all; the impact of supply chain disruptions, labor availability, raw materials and input com modity costs and availability, and manufacturing and transportation; general business and economic conditions; environmental history, remediation, and associated risks; our ability to obtain and renew leases with ou r t enants on terms favorable to us, and manage our growth, business, financial results and results of operations; our ability to respond to price fluctuations and rapidly changing technology; the impact of tariffs an d g lobal trade disruptions on us and our tenants; changes in political conditions, geopolitical turmoil, political instability, civil disturbances, and restrictive governmental actions; the degree and nature of our compet iti on; our failure to generate sufficient cash flows to service indebtedness; our expectations regarding the anticipated timeline of our cash, cash equivalents and short - term investments, future financial performance and ou r ability to continue as a going concern; material negative changes in the creditworthiness and the ability of our tenants to meet their contractual obligations; increases and volatility in interest rates; increased p owe r, labor, equipment procurement, shipping, refurbishment or construction costs; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information se cur ity systems, networks or processes; our inability to obtain and/or maintain necessary government or other required consents or permits; changes in, or the failure or inability to comply with, local, state, feder al and applicable international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates; the impact of any financial, accounting, legal or regulatory issues or li tigation that may affect us; our ability to maintain an effective system of disclosure controls and procedures and internal control over financial reporting and operations; and other factors (including the risks contained in the “Risk Factors” section of our Annual Report on Form 10 - K for the fiscal year ended December 31, 2025, and in our Form 10 - Q for the quarterly period ended September 30, 2026). Should one or more of these risks or uncertai nties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could ca use our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results. Nasdaq: NUAI | newerainfra.ai 2 Disclaimer and Forward - Looking Statements

Advancing TCDC Toward Commercial Delivery Nasdaq: NUAI | newerainfra.ai 3 Up to 207 MW contracted for TCDC Phase 1 20 - year PPA with Luminant, a subsidiary of Vistra Power delivery expected by the end of 2027 $118m cash collateral posted to support letter of credit Advanced Negotiations for TCDC lease Executed non - binding LOI shortly after PPA execution which covers Phase 1 for up to 207 MW and Phase 2 expansion for 550 MW In advanced negotiations for Phase 1 lease documentation with Phase 2 in drafting Strengthened financial position $64m PIPE to repay borrowings from Macquarie Facility used to fund a portion of the LC cash collateral $187m total cash and $20m debt as of 10/31/26 Up to $200m post - lease financing option retained with Macquarie Expanded technical team to support delivery End - to - end internal capabilities across development, engineering, construction and operations Recent hires bring hyperscale development, construction and operating experience Adding technical depth to support project planning and delivery

Nasdaq: NUAI | newerainfra.ai 4 Our Approach to Responsible Development in Texas Water stewardship Responsible use of local water resources Closed - loop liquid cooling d esigned to minimize water consumption Produced - water reuse e valuating its use for cooling, with the potential to reduce freshwater demand and volumes sent to disposal wells Texans a seat at the table Building with Odessa and Ector County Direct engagement with local officials, businesses and community organizations Local jobs and procurement | Supporting local employment opportunities and working with local suppliers where appropriate Power & ratepayers Not burdening ratepayers Phase 1 | Registered PUN supplied by an adjacent existing plant; outside ERCOT Batch Zero Phase 2 | Planned behind - the - meter gas generation to reduce reliance on new transmission capacity OUR PRINCIPLES FROM DAY ONE, ALIGNED WITH TEXAS’ PRIORITIES

INITIAL TERM 20 years Automatic one - year renewals CONTRACT ED POWER 207 MW Minimum 200 MW, up to 207 MW EXPECTED POWER AVAILABILITY Q3 2027 Delivery from adjacent generation expected by end of 2027 GENERATION SOURCE 1,180 MW Vistra’s existing Odessa plant Nasdaq: NUAI | newerainfra.ai 5 TCDC Phase 1 : Power Behind - the - meter: registered private use network (PUN) Not part of ERCOT’s Batch Zero process $118m cash collateral posted to support the PPA letter of credit Development framework agreement supports future power development with 5% project interest promoting long - term alignment ✓ ✓ ✓ ✓

Nasdaq: NUAI | newerainfra.ai 6 EXECUTIVE LEADERSHIP Charlie Nelson Chairman & CEO Ted Warner President & CFO José Rodríguez C hief Operating Officer Evan Pierce C hief Development Officer Ashlie Alaman General Counsel DELIVERY BENCH — BY FUNCTION Development and site delivery Engineering and construction Commissioning and o perations Finance and legal Development and D elivery Team PRIOR EXPERIENCE Erin Henderson, SVP, Energy & Policy James Shapard, VP, Site Selection Angie Crook, Director, Program Delivery Marlon Millington, VP of Engineering & Operations Doug Hofmockel , PE, ATD; Director Mechanical Engineering Maria Rodriguez, PE, MBA,PMP; Director Electrical Engineering Morgan O’Connor, VP of Construction Dana Herrick, Director of Physical Security Scott Parsons, DC Construction Manager Xiaopu Fan, Director of Networking Everitte Finch, Project Controls Specialist Dustin Bradford, Assistant Controller Ari Fortuny, Sr. Manager, Reporting Lisa Kish, Paralegal

Nasdaq: NUAI | newerainfra.ai 7 TCDC Phase 1: Proposed Capital - Efficient Delivery Model Lower capital intensity Preliminary estimates indicate Phase 1 build cost below 50% of comparable traditional builds 1 In advanced negotiations on lease economics that appropriately reflect the value of near - term power and current credit markets Planned timing of capital outlays limits upfront funding required ¹ Based on preliminary estimates for the proposed Phase 1 scope. Subject to final design, scope and definitive agreements. Illustrative modular data center unit Modular approach for faster delivery and commissioning Off - site manufacturing and site preparation can run in parallel, reducing on - site work and supporting faster installation and commissioning Supply chain and execution planning Engaging multiple vendors and planning for long - lead equipment Early coordination of networking, physical security and commissioning requirements

Nasdaq: NUAI | newerainfra.ai 8 TCDC Phase 1: Delivery Milestones SECURED ✓ Land 493 acres owned · additional 99 acres under contract (deposit paid) ✓ Key site approvals Construction permits · preliminary plat approval ✓ Pipeline removal and reclamation Required works complete ✓ Phase 1 PPA 20 years · Up to 207 MW · PPA LC posted DELIVERY TARGETS Q3 2027 POWER AVAILABILITY Q4 2027 INITIAL READY - FOR - SERVICE Acreage, permits and power are secured. Development works are underway and targeting initial RFS in Q4 2027

Nasdaq: NUAI | newerainfra.ai 9 TCDC Phase 2: Expansion Phase 2 discussions continue with the prospective Phase 1 tenant Phase 1 Up to 207 MW Phase 2 ~550 MW Phase 3 In Design Power contracted Planned behind - the - meter generation Longer - term expansion Phases 1 & 2 ≈ 757 MW gross Phase 2: Power and permitting ~550 MW BTM generation with Thunderhead Energy Solutions Standard TCEQ air permit application filed . Turbine delivery expected Q4 2027 – Q1 2028 Phase 3: Longer - term expansion Current Phase 1 and 2 plans occupy approximately half of the total campus acreage Campus layout and density under evaluation to maximise site capacity

Nasdaq: NUAI | newerainfra.ai 10 Preserving Liquidity to Advance TCDC Strengthening our financial position Repay Macquarie A2/A3 used to fund PPA credit support ✓ Maintain strong cash reserves while in advanced lease negotiations ✓ Avoid additional debt service and repayment obligations ahead of a definitive lease ✓ Seek to release restricted cash through LC restructuring after lease execution ✓ 1. Includes cash, cash equivalents and restricted cash. Restricted cash includes collateral supporting the PPA letter of cred it and securing the $20 million of Macquarie borrowings. 2. Represents potential proceeds from future equity issuance. AT OCTOBER 31, 2026 Total cash 1 $ 187 M Restricted cash $ 138 M Outstanding debt $ 20 M PPA credit support $ 118 M Macq post - lease financing $ 200 M Remaining ATM & shelf capacity 2 $ 175 M ADDITIONAL FINANCING FLEXIBILITY Unrestricted cash $ 49 M

Additional Information

Charlie Nelson Chairman & CEO Ted Warner President & CFO Prior Experience Prior Experience Andy Casazza Chief Corporate Officer Prior Experience E. Will Gray II P resident, Permian Prior Experience Jose Rodriguez Chief Operating Officer Prior Experience Evan Pierce Chief Development Officer Prior Experience Nasdaq: NUAI | newerainfra.ai Darin Rovell Chief Accounting Officer Prior Experience 12 Ashlie Alaman General Counsel Prior Experience Executive Leadership Team

Nasdaq: NUAI | newerainfra.ai 13 1 Represents the issuance of shares of common stock in September 2026 for gross proceeds of approximately $60 million under the p reviously announced At - the - market program. As of November 6, 2026, there was approximately $40 million in common stock remaining under the program. 2 Represents the issuance of shares of common stock issued in a private placement offering led by Northland Securities. The sha re s were issued at a price per share of $2.75 per share. 3 Includes 7,490,000 warrants exercised by ATW AI Infrastructure II LLC (“ATW”) July 1, 2026 through November 6, 2026. ATW has a t otal of 1,607,540 unexercised warrants remaining, at an exercise price of $2.00 per share. In certain circumstances, ATW’s warrants may be exercised on a cashless basis. 4 Each of the Public Warrants and Private Warrants (the “Tradeable Warrants”) entitles the holder to purchase one share of our co mmon stock at an exercise price of $11.50 per share, subject to customary adjustments. In certain circumstances, the Tradeable Warrants may be exercised on a cashless basis. 5 Macquarie is entitled to purchase 400,208 and 413,055 shares of our common stock at an exercise price of approximately $5.00 an d $7.26 per share, respectively, subject to customary adjustments. 6 Represents shares of common stock, par value $0.0001 (“common stock”), issued to a Company executives and employees in connec tio n with net settlements of awards and as other forms of compensation from July 1, 2026 through November 6, 2026. 7 Represents an aggregate of 6,996,972 restricted stock units issued to our employees and non - employee directors as part of their respective compensation packages as well as 610,673 performance stock units in which performance conditions have been satisfied. As of November 6, 2026, 8,838,745 performance stock units with unsatisfied performance condit ion s remained issued and outstanding. Fully Diluted Shares Outstanding Fully Diluted Employee Options Restricted Stock Units Unexercised Warrants Shares Issued Shares Outstanding Security Class 106,490,928 - - - 106,665,286 106,490,928 Common Stock as of 6/30/2026 9,632,203 - - - 9,632,203 9,632,203 At - the - market Offering (1) 23,272,727 - - - 23,272,727 23,272,727 Private Placement Offering (2) 2,707,540 - - 1,607,540 1,100,000 1,100,000 First and Second Tranche Warrants (Investor Warrants) (3) 5,750,000 - - 5,750,000 - - Warrants – De - SPAC (Public Warrants) (4) 230,750 - - 230,750 - - Warrants – De - SPAC (Private Warrants) (4) 813,263 - - 813,263 - - Macquarie Warrants (5) 615,607 542,000 - - 73,607 73,607 Employee Options (6) 7,607,645 - 7,607,645 - - - RSUs & PSUs (7) 157,120,663 542,000 7,607,645 8,401,553 140,743,823 140,569,465 Total as of 11/6/2026

www.newerainfra.ai Thank You For more information Investor relations Lincoln Tan: nuai@orangegroupadvisors.com